EXHIBIT 10.17



                              AMENDED AND RESTATED

                       CORT BUSINESS SERVICES CORPORATION

                  1995 STOCK-BASED INCENTIVE COMPENSATION PLAN




                           Date Adopted: July 25, 1995
                           Date Amended: May 14, 1997






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                              AMENDED AND RESTATED

                       CORT BUSINESS SERVICES CORPORATION

                  1995 STOCK-BASED INCENTIVE COMPENSATION PLAN



     1. Purpose of the Plan

          The purpose of the Plan is to assist the Company, its Subsidiaries and Affiliates in attracting and retaining valued employees by offering them a greater stake in the Company's success and a closer identity with it, and to encourage ownership of the Company's stock by such Employees.

     2. Definitions

     2.1 "Affiliate" means any entity other than the Subsidiaries in which the Company has a substantial direct or indirect equity interest, as determined by the Board.

     2.2 "Award" means an award of Deferred Stock, Restricted Stock, Options or SARs under the Plan.

     2.3 "Board" means the Board of Directors of the Company.

     2.4 "Code" means the Internal Revenue Code of 1986, as amended.

     2.5 "Common Stock" means the Class A Common Stock of the Company, par value $.01 per share, or such other class or kind of shares or other securities resulting from the application of Section 10.

     2.6  "Company"  means  CORT  Business  Services  Corporation,   a  Delaware
corporation, or any successor corporation.

     2.7 "Committee" means the committee designated by the Board to administer the Plan under Section 4. The Committee shall have at least three members, each of whom shall be a member of the Board, a Non-Employee Director and an Outside Director.

     2.8 "Deferred Stock" means an Award made under Section 6 of the Plan to receive Common Stock at the end of a specified Deferral Period.


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     2.9  "Deferral  Period"  means the  period  during  which the  receipt of a
Deferred Stock Award under Section 6 of the Plan will be deferred.

     2.10  "Effective  Date"  shall have the  meaning  ascribed  to such term in
Section 11 of the Plan.

     2.11 "Employee" means an officer or other key employee of the Company, a Subsidiary or an Affiliate including a director who is such an employee.

     2.12 "Fair Market Value" means on any given date, the value per share of the Common Stock as determined by the Committee if the Common Stock is not traded in a public market, and, if the Common Stock is traded in a public market, shall be, if the Common Stock is listed on a national securities exchange or included in the NASDAQ Stock Market National Market System, the last reported sale price thereof on such date, or, if the Common Stock is not so listed or included, the mean between the last reported "bid" and "asked" prices thereof on such date, as reported on NASDAQ or, if not so reported, as reported by the National Daily Quotation Bureau, Inc. or as reported in the customary financial reporting service, as applicable and as the Committee determines.

     2.13 "Grantee" means an Employee to whom an Award is granted.

     2.14 "Holder" means a Grantee or a Permitted Transferee, as applicable.

     2.15 "Incentive Stock Option" means an Option intended to meet the requirements of an incentive stock option as defined in section 422 of the Code and designated as an Incentive Stock Option.

     2.16 "1934 Act" means the Securities Exchange Act of 1934, as amended.

     2.17 "Non-Employee Director" shall have the meaning given to such term in Rule 16b-3.

     2.18 "Non-Qualified Option" means an Option not intended to be an Incentive Stock Option, and designated as a Non-Qualified Option.

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     2.19  "Option"  means  any stock  option  granted  from time to time  under
Section 8 of the Plan.

     2.20 "Outside Director" means a member of the Board who: (i) is not a current employee of the Company, its Subsidiaries or Affiliates; (ii) is not a former employee of the Company, its Subsidiaries or Affiliates who receives during the year compensation for prior services with the Company, its Subsidiaries or Affiliates (other than benefits under a tax-qualified retirement plan); (iii) has not been an officer of the Company, its Subsidiaries or Affiliates; and (iv) does not receive any remuneration from the Company, its Subsidiaries or Affiliates (either directly or indirectly) in any capacity other than as director. The requirements of this Section shall be interpreted and applied in a manner consistent with the requirements of Treasury Regulationss. SE 1.162-27(e)(3).

     2.21 "Performance Goals" means a goal that must be met by the end of a period specified by the Committee (but that is substantially uncertain to be met before the grant of the Award) based upon: (i) the price of Common Stock, (ii) the market share of the Company, its Subsidiaries or Affiliates (or any business unit thereof), (iii) sales by the Company, its Subsidiaries or Affiliates (or any business unit thereof), (iv) earnings per share of Common Stock, (v) return on shareholder equity of the Company, or (vi) costs of the Company, its Subsidiaries or Affiliates (or any business unit thereof).

     2.22 "Permitted Transferee" means the spouse, parents, siblings, children or grandchildren (in each case, natural or adopted) of a Grantee, any trust for his or her benefit or the benefit of his or her spouse, parents, siblings, children or grandchildren (in each case, natural or adopted), or any corporation or partnership in which the direct and beneficial owner of all of the equity interest in such corporation or partnership is such individual Grantee or Permitted Transferee (or any trust for the benefit of such persons).

     2.23 "Plan" means the CORT Business Services Corporation 1995 Stock-Based Incentive Compensation Plan herein set forth, as amended from time to time.

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     2.24  "Restricted  Stock" means Common Stock awarded by the Committee under
Section 7 of the Plan.

     2.25 "Restriction Period" means the period during which Restricted Stock awarded under Section 7 of the Plan is subject to forfeiture.

     2.26 "Rule 16b-3" means Rule 16b-3, or any successor thereto, promulgated by the Securities and Exchange Commission under the 1934 Act.

     2.27 "SAR" means a stock  appreciation right awarded by the Committee under
Section 9 of the Plan.

     2.28 "Retirement" means retirement from the active employment of the Company, a Subsidiary or an Affiliate pursuant to the relevant provisions of the applicable pension plan of such entity or as otherwise determined by the Board.

     2.29 "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company (or any subsequent parent of the Company) if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     2.30 "Ten Percent Stockholder" means a person who on any given date owns, either directly or indirectly (taking into account the attribution rules contained in section 424(d) of the Code), stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or a Subsidiary.

     3. Eligibility

          Any Employee is eligible to receive an Award.

     4. Administration and Implementation of Plan

     4.1 The Plan shall be administered by the Committee, which shall have full power to interpret and administer the Plan and full authority to act in

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selecting the Employees to whom Awards will be granted,  in determining the type and amount of Awards to be granted to each such Employee, the terms and conditions of Awards granted under the Plan and the terms of agreements which will be entered into with Holders, so long as such terms, conditions and agreements are not otherwise inconsistent with the Plan.

     4.2 The Committee's powers shall include, but not be limited to, the power to determine whether, to what extent and under what circumstances an Option may be exchanged for cash, Restricted Stock, Deferred Stock or some combination thereof; to determine whether, to what extent and under what circumstances an Award is made and operates on a tandem basis with other Awards made hereunder; to determine whether, to what extent and under what circumstances Common Stock or cash payable with respect to an Award shall be deferred, either automatically or at the election of the Holder (including the power to add deemed earnings to any such deferral); to determine the effect, if any, of a change in control of the Company upon outstanding Awards; and to grant Awards (other than Incentive Stock Options) that are transferable by the Grantee.

     4.3 The Committee shall have the power to adopt regulations for carrying out the Plan and to make changes in such regulations not inconsistent with the Plan as it shall, from time to time, deem advisable. The Committee shall have the power unilaterally and without approval of a Holder to amend an existing
Award in order to carry out the purposes of the Plan so long as such an amendment does not take away any benefit granted to a Holder by the Award and as long as the amended Award comports with the terms of the Plan and Rule 16b-3. Any interpretation by the Committee of the terms and provisions of the Plan and the administration thereof, and all action taken by the Committee, shall be final and binding on Holders.

     4.4 The Committee may condition the grant of any Award or the lapse of any Deferral or Restriction Period (or any combination thereof) upon the Grantee's achievement of a Performance Goal that is established by the Committee before the grant of the Award. The Committee shall have discretion to determine the specific targets with respect to various categories of Performance Goals set

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forth in the  definition  thereof.  Before  granting an Award or permitting  the lapse of any Deferral or Restriction Period subject to this Section, the Committee shall certify that an individual has satisfied the applicable Performance Goal.

     5. Shares of Stock Subject to the Plan

     5.1 Subject to adjustment as provided in Section 10, the total number of shares of Common Stock available for Awards under the Plan shall be 1,210,000 shares.

     5.2 The maximum number of Awards that may be awarded to any Employee shall not exceed 363,000 shares during the term of the Plan (the "Individual Limit"). Subject to Section 5.3 and Section 10, any Award that is cancelled or repriced by the Committee shall count against the Individual Limit. Notwithstanding the foregoing, the Individual Limit may be adjusted to reflect the effect on Awards of any transaction or event described in Section 10.

     5.3 Any shares of Common Stock issued by the Company shall reduce the shares of Common Stock available for Awards under the Plan and shall be counted against the Individual Limit. Any shares of Common Stock issued hereunder may consist, in whole or in part, of authorized and unissued shares or treasury shares of Common Stock. If any shares of Common Stock subject to any Award granted hereunder are forfeited or such Award otherwise terminates without the issuance of such shares or the payment of other consideration in lieu of such shares, the shares subject to such Award, to the extent of any such forfeiture or termination, shall again be available for Awards under the Plan.

     6. Deferred Stock

          An Award of Deferred Stock is an agreement by the Company to deliver to the Holder a specified number of shares of Common Stock at the end of a specified Deferral Period. Such an Award shall be subject to the following terms and conditions.

     6.1 Deferred Stock Awards shall be evidenced by Deferred Stock agreements. Such agreements shall conform to the requirements of the Plan and may contain such other provisions as the Committee shall deem advisable.

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     6.2 Upon  determination  of the  number of shares of  Deferred  Stock to be awarded to a Holder, the Committee shall direct that the same be credited to the Holder's account on the books of the Company but that issuance and delivery of the same shall be deferred until the date or dates provided in Section 6.5 hereof. Prior to issuance and delivery hereunder the Holder shall have no rights as a stockholder with respect to any shares of Deferred Stock credited to the Holder's account.

     6.3 Amounts equal to any dividends declared during the Deferral Period with respect to the number of shares covered by a Deferred Stock Award will be paid to the Holder currently, or deferred and deemed to be reinvested in additional Deferred Stock, or otherwise reinvested on such terms as are determined at the time of the Award by the Committee, in its sole discretion, and specified in the Deferred Stock agreement.

     6.4 The Committee may condition the grant of an Award of Deferred Stock or the expiration of the Deferral Period upon the Grantee's achievement of one or more Performance Goal(s) specified in the Deferred Stock agreement. If the Grantee fails to achieve the specified Performance Goal(s), the Committee shall not grant the Deferred Stock Award to the Holder, or the Holder shall forfeit the Award and no Common Stock shall be transferred to him pursuant to the Deferred Stock Award. Dividends paid during the Deferral Period on Deferred Stock subject to a Performance Goal shall be reinvested in additional Deferred Stock and the lapse of the Deferral Period for such Deferred Stock shall be subject to the Performance Goal(s) previously established by the Committee.

     6.5 The Deferred Stock agreement shall specify the duration of the Deferral Period taking into account Grantee's termination of employment on account of death, disability, Retirement or other cause. The Deferral Period may consist of one or more installments. At the end of the Deferral Period or any installment thereof the shares of Deferred Stock applicable to such installment credited to the account of a Holder shall be issued and delivered to the Holder (or, where appropriate, the Holder's legal representative) in accordance with the terms of

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the  Deferred  Stock  agreement.  The  Committee  may,  in its sole  discretion, accelerate the delivery of all or any part of a Deferred Stock Award or waive the deferral limitations for all or any part of a Deferred Stock Award.

     7.   Restricted Stock

          An Award of Restricted Stock is a grant by the Company of a specified number of shares of Common Stock to the Holder, which shares are subject to forfeiture upon the happening of specified events. Such an Award shall be subject to the following terms and conditions:

     7.1 Restricted Stock shall be evidenced by Restricted Stock agreements. Such agreements shall conform to the requirements of the Plan and may contain such other provisions as the Committee shall deem advisable.

     7.2 Upon determination of the number of shares of Restricted Stock to be granted to the Holder, the Committee shall direct that a certificate or certificates representing the number of shares of Common Stock be issued to the Holder with the Holder designated as the registered owner. The certificate(s) representing such shares shall be legended as to sale, transfer, assignment, pledge or other encumbrances during the Restriction Period and deposited by the Holder, together with a stock power endorsed in blank, with the Company, to be held in escrow during the Restriction Period.

     7.3 During the Restriction Period the Holder shall have the right to receive dividends from and to vote the shares of Restricted Stock.

     7.4 The Committee may condition the grant of an Award of Restricted Stock or the expiration of the Restriction Period upon the Grantee's achievement of one or more Performance Goal(s) specified in the Restricted Stock agreement. If the Grantee fails to achieve the specified Performance Goal(s), the Committee shall not grant the Restricted Stock to the Holder, or the Holder shall forfeit the Award of Restricted Stock and the Common Stock shall be forfeited to the Company.

     7.5 The Restricted Stock agreement shall specify the duration of the Restriction Period and the performance, employment or other conditions (including termination of employment on account of death, disability, Retirement

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or other  cause)  under  which  the  Restricted  Stock may be  forfeited  to the
Company. At the end of the Restriction Period the restrictions imposed hereunder shall lapse with respect to the number of shares of Restricted Stock as determined by the Committee, and the legend shall be removed and such number of shares delivered to the Holder (or, where appropriate, the Holder's legal representative). The Committee may, in its sole discretion, modify or accelerate the vesting and delivery of shares of Restricted Stock.

     8.   Options

          Options give an Employee the right to purchase a specified number of shares of Common Stock from the Company for a specified time period at a fixed price. Options may be either Incentive Stock Options or Non-Qualified Stock Options. The grant of Options shall be subject to the following terms and conditions:

     8.1 Option Grants: Options shall be evidenced by Option agreements. Such agreements shall be uniform and not inconsistent with the requirements of the Plan, and may contain such other provisions as the Committee shall deem advisable.

     8.2 Option Price: The price per share at which Common Stock may be purchased upon exercise of an Option shall be determined by the Committee, but, in the case of grants of Incentive Stock Options, shall be not less than the Fair Market Value of a share of Common Stock on the date of grant. In the case of any Incentive Stock Option granted to a Ten Percent Stockholder, the option price per share shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date of grant. The option price per share for Non-Qualified Options may be less than the Fair Market Value of a share of Common Stock on the date of grant.

     8.3 Term of Options: The Option agreements shall specify when an Option may be exercisable and the terms and conditions applicable thereto. The term of an Option shall in no event be greater than ten (10) years (five (5) years in the case of an Incentive Stock Option granted to a Ten Percent Stockholder) and no Option may be exercisable sooner than six months from date of grant.

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     8.4 Incentive  Stock  Options:  Each  provision of the Plan and each Option agreement relating to an Incentive Stock Option shall be construed so that each Incentive Stock Option shall be an incentive stock option as defined in section 422 of the Code, and any provisions of the Option agreement thereof that cannot be so construed shall be disregarded. In no event may a Holder be granted an Incentive Stock Option which does not comply with the grant and vesting limitations prescribed by section 422(d) of the Code. Incentive Stock Options may not be granted to employees of Affiliates.

     8.5 Restrictions on Transferability: No Incentive Stock Option shall be transferable otherwise than by will or the laws of descent and distribution and, during the lifetime of the Grantee, shall be exercisable only by the Grantee. Upon the death of a Grantee, the person to whom the rights have passed by will or by the laws of descent and distribution may exercise an Incentive Stock Option only in accordance with this Section 8.

     8.6 Payment of Option Price: The option price of the shares of Common Stock upon the exercise of an Option shall be paid in full in cash at the time of the exercise or, with the consent of the Committee, in whole or in part in Common Stock valued at Fair Market Value on the date of exercise. With the consent of the Committee, payment upon the exercise of a Non-Qualified Option may be made in whole or in part by Restricted Stock (based on the fair market value of the Restricted Stock on the date the Option is exercised, as determined by the Committee). In such case the Common Stock to which the Option relates shall be subject to the same forfeiture restrictions originally imposed on the Restricted Stock exchanged therefor.

     8.7 Termination by Death: If a Grantee's employment by the Company, a Subsidiary or Affiliate terminates by reason of death, any Option granted to such Grantee (whether held by such Grantee or a subsequent Holder) may thereafter be exercised (to the extent such Option was exercisable at the time of death or on such accelerated basis as the Committee may determine at or after grant) by, where appropriate, a subsequent Holder, if any, the Holder's transferee or legal representative, for a period of six (6) months from the date of death or until the expiration of the stated term of the Option, whichever period is shorter.

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     8.8  Termination  by Reason of  Retirement  or  Disability:  If a Grantee's
employment by the Company, a Subsidiary or Affiliate terminates by reason of disability (as determined by the Committee) or Retirement, any unexercised Option granted to the Grantee (whether held by such Grantee or a subsequent Holder) may thereafter be exercised by the Holder (or, where appropriate, the Holder's transferee or legal representative), to the extent it was exercisable at the time of termination or on such accelerated basis as the Committee may determine at or after grant, for a period of three (3) months from the date of such termination of employment or until the expiration of the stated term of the Option, whichever period is shorter.

     8.9 Other Termination: If a Grantee's employment by the Company, Subsidiary or Affiliate terminates for any reason other than death, disability or Retirement, all unexercised Options awarded to the Grantee (whether held by such Grantee or a subsequent Holder) shall terminate on the date of such termination of employment.

     9.   Stock Appreciation Rights

          SARs give the Holder the right to receive, upon exercise of the SAR, the increase in the Fair Market Value of a specified number of shares of Common Stock from the date of grant of the SAR to the date of exercise. The grant of SARs shall be subject to the following terms and conditions:

     9.1 SARs are rights to receive a payment in cash, Common Stock, Restricted Stock or Deferred Stock as selected by the Committee. The value of these rights, which are determined by the appreciation in the number of shares of Common Stock subject to the SAR, shall be evidenced by SAR agreements. Such agreements shall conform to the requirements of the Plan and may contain such other provisions as the Committee shall deem advisable. An SAR may be granted in tandem with all or a portion of a related Option under the Plan ("Tandem SAR"), or may be granted separately ("Freestanding SAR"). A Tandem SAR may be granted either at the time of the grant of the Option or at any time thereafter during the term of the

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Option and shall be  exercisable  only to the extent that the related  Option is exercisable. In no event shall any SAR be exercisable within the first six (6) months of its grant.

     9.2 The base price of a Tandem SAR shall be the option price under the related Option. The base price of a Freestanding SAR shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock, as determined by the Committee, on the date of grant of the Freestanding SAR.

     9.3 A SAR shall entitle the recipient to receive a payment equal to the excess of the Fair Market Value of the shares of Common Stock covered by the SAR on the date of exercise over the base price of the SAR. Such payment may be in cash, shares of Common Stock, Deferred Stock, Restricted Stock or any combination, as the Committee shall determine. Upon exercise of a Tandem SAR as to some or all of the shares of Common Stock covered by the grant, the related Option shall be cancelled automatically to the extent of the number of shares of Common Stock covered by such exercise, and such shares shall no longer be available for purchase under the Option pursuant to Section 8. Conversely, if the related Option is exercised as to some or all of the shares of Common Stock covered by the grant, the related Tandem SAR, if any, shall be cancelled automatically to the extent of the number of shares of Common Stock covered by the Option exercised.

     9.4 SARs shall be subject to the same terms and conditions applicable to Options as stated in sections 8.3, 8.5, 8.7, 8.8, 8.9. SARs shall also be subject to such other terms and conditions not inconsistent with the Plan as shall be determined by the Committee.

     10.  Adjustments upon Changes in Capitalization

          In the event of a reorganization, recapitalization, stock split, spin-off, split-off, split-up, stock dividend, issuance of stock rights, combination of shares, merger, consolidation or any other change in the corporate structure of the Company affecting Common Stock, or any distribution to stockholders other than a cash dividend, the Board shall make appropriate adjustment in the number and kind of shares authorized by the Plan and any adjustments to outstanding Awards as it determines

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appropriate.  No fractional shares of Common Stock shall be issued in connection with an Award hereunder pursuant to such an adjustment. The Fair Market Value of any fractional shares resulting from adjustments pursuant to this Section shall be paid in cash to the Holder.

     11.  Effective Date, Termination and Amendment

          The Plan, as amended, shall become effective on May 14, 1997 (the "Effective Date"), subject to stockholder approval. The Plan shall remain in full force and effect until the earlier of ten (10) years from the Effective Date, or the date it is terminated by the Board. The Board shall have the power to amend, suspend or terminate the Plan at any time.

          Termination of the Plan pursuant to this Section 11 shall not affect Awards outstanding under the Plan at the time of termination.

     12.  Transferability

          Except as provided below, Awards may not be pledged, assigned or transferred for any reason during the Holder's lifetime, and any attempt to do so shall be void and the relevant Award shall be forfeited; provided, however that each Non-Incentive Stock Option may be pledged, assigned or transferred (i) during the Grantee's lifetime by the Grantee to a Permitted Transferee, (ii) by a Permitted Transferee to another Permitted Transferee or (iii) as otherwise permitted by the Committee; provided, further, that any such transfer shall comply with all terms and conditions established by the Committee and any term, condition or restriction contained in the agreement entered into with the Holder. Any transferee of the Holder, including, but not limited to any Permitted Transferee, shall, in all cases, be subject to the provisions of the agreement between the Company and the Holder.

     13.  General Provisions

     13.1 Nothing contained in the Plan, or any Award granted pursuant to the Plan, shall confer upon any Employee any right with respect to continuance of employment by the Company, a Subsidiary or Affiliate, nor interfere in any way with the right of the Company, a Subsidiary or Affiliate to terminate the employment of any Employee at any time.

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     13.2 For purposes of this Plan,  transfer of employment between the Company and its Subsidiaries and Affiliates shall not be deemed termination of employment.

     13.3 Holders shall be responsible to make appropriate provision for all taxes required to be withheld in connection with any Award, the exercise thereof and the transfer of shares of Common Stock pursuant to this Plan. Such responsibility shall extend to all applicable Federal, state, local or foreign withholding taxes. In the case of the payment of Awards in the form of Common Stock, or the exercise of Options or SARs, the Company shall, at the election of the Holder, have the right to retain the number of shares of Common Stock whose Fair Market Value equals the amount to be withheld in satisfaction of the applicable withholding taxes. Agreements evidencing such Awards shall contain appropriate provisions to effect withholding in this manner.

     13.4 Without amending the Plan, Awards may be granted to Employees who are foreign nationals or employed outside the United States or both, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to further the purpose of the Plan.

     13.5 To the extent that Federal laws (such as the 1934 Act, the Code or the Employee Retirement Income Security Act of 1974) do not otherwise control, the Plan and all determinations made and actions taken pursuant hereto shall be governed by the law of Delaware and construed accordingly.

     13.6 The Committee may amend any outstanding Awards to the extent it deems appropriate. Such amendment may be made by the Committee without the consent of the Holder, except in the case of amendments adverse to the Holder, in which case the Holder's consent is required to any such amendment.

     13.7 The Plan, as amended and restated in its entirety herein, replaces and supersedes all prior versions of the Plan.

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